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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):              October 16, 2003





                                DOVER CORPORATION
             (Exact name of registrant as specified in its charter)




     STATE OF DELAWARE                  1-4018              53-0257888
(State or other jurisdiction          (Commission         (IRS Employer
    of incorporation)                 File Number)        Identification No.)





    280 Park Avenue, New York, NY                               10017
(Address of principal executive offices)                     (Zip Code)





Registrant's telephone number, including area code:        (212) 922-1640




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Item 12. Results of Operation and Financial Condition.

         On October 16, 2003, Dover Corporation issued a press release announcing its third quarter 2003 operating results. A copy of the press release is attached as Exhibit 99.1.

         The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


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                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DOVER CORPORATION
                                              (Registrant)


Date:    October 17, 2003         By: /s/Joseph W. Schmidt
                                      -----------------------------------
                                      Joseph W. Schmidt, Vice President,
                                      General Counsel & Secretary



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                                  EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION
-----------  -----------

99.1 Press Release dated October 16, 2003, announcing the Company's consolidated financial results for the quarter ended September 30, 2003.